Exhibit 10.2

FIRST AMENDMENT TO POTLATCH CORPORATION

2005 STOCK INCENTIVE PLAN

THIS FIRST AMENDMENT TO POTLATCH CORPORATION 2005 STOCK INCENTIVE PLAN (this “Amendment”) dated as of September 5, 2013 to the Potlatch Corporation 2005 Stock Incentive Plan as amended and restated effective May 19, 2006 (the “Plan”).

W I T N E S S E T H

WHEREAS, the Plan is intended to provide incentive to Employees and Directors of the Corporation and its eligible Affiliates, to encourage proprietary interest in the Corporation and to encourage Employees and Directors to remain in the service of the Corporation or its Affiliates;

WHEREAS, the Corporation desires to amend the Plan; and

WHEREAS, this Amendment may be approved by the Board without approval of shareholders under Section 19 of the Plan,

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Plan.

2. Amendments to the Plan. The Plan is hereby amended by deleting Section 23 thereof in its entirety and by deleting the first sentence of the second paragraph of Section 16 thereof in its entirety.

3. Effective Date. This Amendment shall become effective on September 6, 2013.

4. No Other Changes; Ratification. Except as expressly modified hereby, all of the terms and provisions of the Plan shall remain in full force and effect. The term “this Plan” and all similar references as used in each of the Plan Documents shall hereafter mean the Plan as amended by this Amendment. Except as herein specifically agreed, the Plan is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

IN WITNESS WHEREOF, to record the amendment of the Plan effective September 5, 2013, the Corporation has caused its authorized officer to execute the same.

POTLATCH CORPORATION, a Delaware corporation

By:
Name:
Title: